Exhibit 77C


                               Form N-SAR, Item 77
                              for ING EQUITY TRUST
                               (the "Registrant")
                                  on behalf of
                  (each a "Fund" and collectively the "Funds")


                 Matters submitted to a Vote of Security Holders

1. On August 7, 2007, a Special Meeting of Shareholders for ING SmallCap Value Choice Fund was held at which the shareholders were asked to approve the appointment of ING Investment Management Co. as an additional sub-adviser to the Fund and the implementation of an additional sub-advisory agreement for the Fund between ING Investment, LLC, the Fund's investment adviser, and ING Investment Management Co.

                                                     Shares voted
                                                      against or         Shares
Fund                Proposal    Shares voted for       withheld         abstained       Total Shares Voted
                    --------    ----------------       --------         ---------       ------------------
ING SmallCap
Value Choice            1         3,893,517.673       76,145.434        35,796.982       4,005,460.089

2. On October 25, 2007, a Special Meeting of Shareholders for ING Fundamental Research Fund was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for certain Funds to permit the Funds' investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds' shareholders.*

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING Fundamental
Research                 2          1,268,667.554      102,079.450       37,727.079               2,058,832.083

      *This meeting was adjourned to November 21, 2007.

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING Fundamental
Research                 2          1,443,305.463      113,432.218       40,108.322               2,119,413.003

3. On October 25, 2007, a Special Meeting of Shareholders for ING Principal Protection Fund IV was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for certain Funds to permit the Funds' investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds' shareholders.*

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING Principal
Protection
Fund IV                  2          8,299,830.111      789,751.969       379,385.987              18,303,608.067

      *This meeting was adjourned to November 21, 2007.

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING Principal
Protection
Fund IV                  2          9,473,210.050      909,716.493       457,142.070              18,024,060.613

      *This meeting was adjourned to December 17, 2007

                                                       Shares voted
                                                        against or          Shares
Fund                  Proposal    Shares voted for       withheld          abstained             Total Shares Voted
                      --------    ----------------       --------          ---------             ------------------
ING Principal
Protection
Fund IV                  2         10,341,575.994      1,004,888.515      516,898.080              18,491,746.589

4. On October 25, 2007, a Special Meeting of Shareholders for ING Principal Protection Fund IX was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for certain Funds to permit the Funds' investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds' shareholders.*

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING Principal
Protection
Fund IX                  2          1,462,818.849      136,032.433       120,700.455              3,959,506.737

      *This meeting was adjourned to November 21, 2007.

                                                       Shares voted
                                                       against or          Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING Principal
Protection
Fund IX                  2          1,658,649.231      195,930.995       138,463.803              3,912,385.029

      *This meeting was adjourned to December 17, 2007.

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING Principal
Protection
Fund IX                  2          1,867,898.341      209,240.061       159,522.994              3,960,645.396

5. On October 25, 2007, a Special Meeting of Shareholders for ING Principal Protection Fund V was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for certain Funds to permit the Funds' investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds' shareholders.*

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING Principal
Protection
Fund V                   2          7,082,064.921      767,748.695       366,822.527              16,107,358.143

      *This meeting was adjourned to November 21, 2007.

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING Principal
Protection
Fund V                   2          8,216,959.868      898,287.117       404,377.502              16,208,339.487

      *This meeting was adjourned to December 17, 2007.

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------                ----       --------         ---------                          -----
ING Principal
Protection
Fund V                   2          9,039,947.195     1,016,404.488      453,698.475              16,315,105.158

6. On October 25, 2007, a Special Meeting of Shareholders for ING Principal Protection Fund VI was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for certain Funds to permit the Funds' investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds' shareholders.*

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING Principal
Protection
Fund VI                  2          5,964,415.285      758,552.793       294,801.670              14,533,379.748

      *This meeting was adjourned to November 21, 2007.

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING Principal
Protection
Fund VI                  2          7,020,938.226      944,264.944       362,758.582              14,612,740.752

      *This meeting was adjourned to December 17, 2007.

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING Principal
Protection
Fund VI                  2          7,679,070.209     1,067,453.932      400,613.360              14,701,713.501

7. On October 25, 2007, a Special Meeting of Shareholders for ING Principal Protection Fund VII was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for certain Funds to permit the Funds' investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds' shareholders.*

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING Principal
Protection
Fund VII                  2          3,081,474.277      309,900.347       176,704.897              3,081,474.277

      *This meeting was adjourned to November 21, 2007.

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING Principal
Protection
Fund VII                 2          3,619,911.104      415,702.868       186,877.294              7,478,690.266

      *This meeting was adjourned to December 17, 2007.

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING Principal
Protection
Fund VII                 2          4,006,212.579      440,204.868       207,433.144              7,591,699.591

7. On October 25, 2007, a Special Meeting of Shareholders for ING Principal Protection Fund VIII was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for certain Funds to permit the Funds' investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds' shareholders.*

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING Principal
Protection
Fund VIII                2          1,809,703.450      182,026.627       94,390.294               4,644,055.371

      *This meeting was adjourned to November 21, 2007.

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING Principal
Protection
Fund VIII                2          2,152,558.862      229,920.588       136,099.773              4,742,705.223

      *This meeting was adjourned to December 17, 2007.

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING Principal
Protection
Fund VIII                2          2,457,869.492      240,982.588       174,679.318              4,785,251.398

8. On October 25, 2007, a Special Meeting of Shareholders for ING SmallCap Opportunities Fund was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for certain Funds to permit the Funds' investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds' shareholders.*

                                                       Shares voted
                                                        against or          Shares
Fund                   Proposal    Shares voted for      withheld          abstained             Total Shares Voted
                       --------    ----------------      --------          ---------             ------------------
ING SmallCap
Opportunities
Fund                      2         1,154,119.629       165,204.492       63,911.753               2,472,731.874

      *This meeting was adjourned to November 21, 2007.

                                                       Shares voted
                                                        against or          Shares
Fund                   Proposal    Shares voted for      withheld          abstained             Total Shares Voted
                       --------    ----------------      --------          ---------             ------------------
ING SmallCap
Opportunities             2         1,549,022.406       202,429.529       77,555.715               2,422,456.650

      *This meeting was adjourned to December 17, 2007.

                                                       Shares voted
                                                        against or          Shares
Fund                   Proposal    Shares voted for      withheld          abstained             Total Shares Voted
                       --------    ----------------      --------          ---------             ------------------
ING SmallCap
Opportunities             2         1,713,469.141       221,311.223       83,651.171               2,560,136.535

      *This meeting was adjourned to December 31, 2007.

                                                       Shares voted
                                                        against or          Shares
Fund                   Proposal    Shares voted for      withheld          abstained             Total Shares Voted
                       --------    ----------------      --------          ---------             ------------------
ING SmallCap
Opportunities             2         1,775,049.832       293,444.316       87,271.757               2,676,521.905

9. On October 25, 2007, a Special Meeting of Shareholders for ING Value Choice Fund was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for certain Funds to permit the Funds' investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds' shareholders.*

                                                       Shares voted
                                                        against or          Shares
Fund                   Proposal    Shares voted for      withheld          abstained             Total Shares Voted
                       --------    ----------------      --------          ---------             ------------------
ING Value
Choice Fund               2         6,840,402.688       862,479.169       325,633.610              13,756,265.467

      *This meeting was adjourned to November 21, 2007.

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING Value Choice         2          7,784,616.645      974,082.711       370,128.168              13,471,776.524

      *This meeting was adjourned to December 17, 2007.

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING Value Choice         2          8,341,507.598     1,018,122.233      391,026.063              13,757,032.894

      *This meeting was adjourned to December 31, 2007.

                                                       Shares voted
                                                        against or          Shares
Fund                  Proposal    Shares voted for       withheld          abstained             Total Shares Voted
                      --------    ----------------       --------          ---------             ------------------
ING Value Choice         2         10,944,086.230      1,033,891.127      423,149.496              16,067,499.853

10. On October 25, 2007, a Special Meeting of Shareholders for ING Financial Services Fund was held at which the shareholders were asked to (1) approve a "Manager-of-Managers" arrangement for certain Funds to permit the Funds' investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds' shareholders and (2) approve the conversion of certain Funds' investment objectives from fundamental to non-fundamental.*

                                                       Shares voted
                                                        against or          Shares
Fund                   Proposal    Shares voted for      withheld          abstained             Total Shares Voted
                       --------    ----------------      --------          ---------             ------------------
ING Financial
Services                  2         4,351,392.996       725,629.934       189,004.016              8,949,235.946
                          3         4,267,299.580       719,010.770       279,716.596              8,949,235.946

      *This meeting was adjourned to November 21, 2007.

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING Financial
Services                 2          5,009,682.673      850,934.355       229,617.525              8,637,207.553
                         3          4,922,158.377      848,076.591       319,999.585              8,637,207.553

      *This meeting was adjourned to December 17, 2007

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING Financial
Services                 2          5,383,506.345      897,363.755       247,763.484              8,811,838.584
                         3          5,297,659.736      892,996.125       337,977.723              8,811,838.584

11. On October 25, 2007, a Special Meeting of Shareholders for ING Index Plus Large Cap Equity Fund was held at which the shareholders were asked to (1) approve a "Manager-of-Managers" arrangement for certain Funds to permit the Funds' investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds' shareholders and (2) approve the conversion of certain Funds' investment objectives from fundamental to non-fundamental..*

                                                       Shares voted
                                                        against or          Shares
Fund                   Proposal    Shares voted for      withheld          abstained             Total Shares Voted
                       --------    ----------------      --------          ---------             ------------------
ING Index Plus
LargeCap Equity           2         1,121,978.994        99,891.513       83,751.799               2,699,793.306
                          3         1,094,694.994       114,393.513       96,533.799               2,699,793.306

      *This meeting was adjourned to November 21, 2007.

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING Index Plus
LargeCap Equity          2          1,305,904.794      131,565.371        95,547.796              2,647,879.961
                         3          1,280,246.189      142,993.976       109,777.796              2,647,879.961

      *This meeting was adjourned to November 21, 2007

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING Index Plus
LargeCap Equity          2          1,439,871.342      154,930.371        95,766.796              2,695,583.509
                         3          1,414,866.737      165,700.976       110,000.796              2,695,583.509

12. On October 25, 2007, a Special Meeting of Shareholders for ING Index Plus Large Cap Equity Fund II was held at which the shareholders were asked to (1) approve a "Manager-of-Managers" arrangement for certain Funds to permit the Funds' investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds' shareholders and (2) approve the conversion of certain Funds' investment objectives from fundamental to non-fundamental..*

                                                       Shares voted
                                                        against or          Shares
Fund                   Proposal    Shares voted for      withheld          abstained             Total Shares Voted
                       --------    ----------------      --------          ---------             ------------------
ING Index Plus
LargeCap Equity
Fund II                   2         1,981.710.202       181,768.394       107,113.596              2,483,210.990
                          3         2,006,340.460       151,282.397       112,969.335              4,464,921.192

      *This meeting was adjourned to November 21, 2007.

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING Index Plus
LargeCap Equity
Fund II                  2          2,255,442.202      212,111.721       114,853.596              4,395,594.519
                         3          2,280,753.460      169,587.724       132,066.335              4,395,594.519

      *This meeting was adjourned to November 21, 2007

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING Index Plus
LargeCap Equity
Fund II                  2          2,468,658.558      233,849.721       129,970.008              4,466,638.287
                         3          2,507,290.816      183,412.724       141,774.747              4,466,638.287

13. On October 25, 2007, a Special Meeting of Shareholders for ING Index Plus Large Cap Equity Fund III was held at which the shareholders were asked to (1) approve a "Manager-of-Managers" arrangement for certain Funds to permit the Funds' investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds' shareholders and (2) approve the conversion of certain Funds' investment objectives from fundamental to non-fundamental.*

                                                       Shares voted
                                                        against or          Shares
Fund                   Proposal    Shares voted for      withheld          abstained             Total Shares Voted
                       --------    ----------------      --------          ---------             ------------------
ING Index Plus
LargeCap Equity
Fund III                  2         1,893,297.136       176,250.055        57,091.656              4,727,686.847
                          3         1,858,543.164       160,685.397       107,410.286              4,727,686.847

      *This meeting was adjourned to November 21, 2007.

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING Index Plus
LargeCap Equity
Fund III                 2          2,224,043.824      216,386.823        85,772.339              4,637,631.986
                         3          2,218,336.792      196,490.128       111,376.066              4,637,631.986

      *This meeting was adjourned to November 21, 2007.

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING Index Plus
LargeCap Equity
Fund III                 2          2,500,098.453      236,763.615        99,167.339              4,706,000.407
                         3          2,493,616.421      224,393.920       118,019.066              4,706,000.407

14. On October 25, 2007, a Special Meeting of Shareholders for ING LargeCap Growth Fund was held at which the shareholders were asked to (1) approve a "Manager-of-Managers" arrangement for certain Funds to permit the Funds' investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds' shareholders and (2) approve the conversion of certain Funds' investment objectives from fundamental to non-fundamental.*

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING LargeCap Growth       2         3,310,816.265        351,769.335    1,039,217.046               7,306,095.646
                          3         3,284,917.976      1,264,899.005      151,985.665               7,306,095.646

      *This meeting was adjourned to November 21, 2007.

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING LargeCap
Growth                   2          5,090,772.439       433,801.068      1,182,971.599              8,447,660.106
                         3          5,064,558.104     1,342,471.542        300,515.460              8,447,660.106

      *This meeting was adjourned to December 17, 2007.

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING LargeCap
Growth                   2          5,376,473.165       476,863.809      1,206,723.859              8,691,273.833
                         3          5,333,622.047     1,399,057.602        327,381.184              8,691,273.833

      *This Meeting was adjourned to December 31, 2007.

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING LargeCap
Growth                   2          5,694,818.578       504,035.595      1,218,576.018             8,917,631.191
                         3          5,658,472.756     1,419,293.092        339,664.343             8,917,631.191

15. On October 25, 2007, a Special Meeting of Shareholders for ING MidCap Opportunities Fund was held at which the shareholders were asked to (1) approve a "Manager-of-Managers" arrangement for certain Funds to permit the Funds' investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds' shareholders and (2) approve the conversion of certain Funds' investment objectives from fundamental to non-fundamental.*

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING MidCap
Opportunities             2         4,777,017.920       576,575.420       182,155.148               8,858,790.488
                          3         4,764,474.678       542,127.630       229,146.180               8,858,790.488

      *This meeting was adjourned to November 21, 2007.

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING MidCap
Opportunities             2         5,731,422.463       653,747.835       236,237.225              9,259,898.523
                          3         5,720,976.620       614,517.592       285,913.311              9,259,898.523

      *This meeting was adjourned to December 17, 2007.

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING MidCap
Opportunities             2         6,755,129.092       720,754.019       255,253.674              10,015,626.785
                          3         6,734,296.293       686,792.995       310,047.497              10,015,626.785

15. On October 25, 2007, a Special Meeting of Shareholders for ING Real Estate Fund was held at which the shareholders were asked to (1) approve a "Manager-of-Managers" arrangement for certain Funds to permit the Funds' investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds' shareholders and (2) approve the conversion of certain Funds' investment objectives from fundamental to non-fundamental.*

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING Real Estate           2         2,995,234.454      1,516,254.500      207,375.814               5,888,607.768
                          3         3,032,597.044      1,469,667.901      216,599.823               5,888,607.768

      *This meeting was adjourned to November 21, 2007.

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING Real Estate          2          5,180,936.480     1,564,684.798      265,515.263              8,140,059.541
                         3          5,201,516.610     1,515,693.378      293,926.553              8,140,059.541

      *This meeting was adjourned to December 17, 2007.

                                                       Shares voted
                                                        against or         Shares
Fund                  Proposal    Shares voted for       withheld         abstained             Total Shares Voted
                      --------    ----------------       --------         ---------             ------------------
ING Real Estate          2          6,818,205.845     1,663,747.042      421,916.581              10,020,441.468
                         3          6,826,140.727     1,621,891.136      455,837.605              10,020,441.468